Exhibit 10.2

AMENDMENT TO PURCHASE AND SALE AGREEMENT
[NC Facilities]

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is made and entered into as of this 6th day of February, 2019, by and between by and between HP SHELBY, LLC, a Delaware limited liability company (“Shelby Seller”), HP HAMLET, LLC, a Delaware limited liability company (“Hamlet Seller”), HP CARTERET, LLC, a Delaware limited liability company (“Carteret Seller”), and HP WINSTON-SALEM, LLC, a Delaware limited liability company (“Winston-Salem Seller”, and collectively with Shelby Seller, Hamlet Seller and Carteret Seller, “Seller”), and AGEMARK ACQUISITION LLC a North Carolina limited liability company (“Buyer”).

R E C I T A L S:

A. Seller and Buyer entered into that certain Purchase and Sale Agreement dated as of January 18, 2019 (the “Agreement”), whereby Seller has agreed to sell, and Buyer has agreed to purchase, the following assisted living facilities, as more particularly described in the Agreement: (i) Shelby House, located at 950 Hardin Dr., Shelby, NC; (ii) Hamlet House, located at 632 Freeman Mill Road, Hamlet, NC; (iii) Carteret House, located at 3020 Market Street, Newport, NC; and (iv) Danby House, located 3150 Burke Mill Road, Winston-Salem, NC.

B. Buyer and Seller desire to amend the Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1. Defined Terms. All initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. Escrow Accounts. Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“a. Except as set forth in this Section 7(a), there will be no prorations at the Closing and each Operator, its successors or assigns shall remain responsible for all taxes, costs and expenses relating to the Facility following the Closing pursuant to their lease. Rent for the month of February 2019 will not be prorated and will be retained by Seller once paid. Any amount held in any escrow account by, or for the benefit of, Seller for real property taxes, insurance, deposits, and/or replacement reserves shall be refunded to Buyer at Closing to the extent Buyer and/or the Operator of such Facility funded such reserve account. Any amounts held in any escrow account that were funded by Seller shall be refunded to Seller at Closing.”

3. No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Agreement shall remain unmodified and in full force and effect. In the event of a conflict between the terms and provisions of the Agreement and the terms and conditions of this Amendment, the terms and provisions of this Amendment shall prevail.

4. Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which together will constitute one and the same instrument. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by facsimile or electronic transmission will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

“SELLER”:

HP SHELBY, LLC, a
Delaware limited liability company

By:	/s/ Kent Eikanas
Name:	Kent Eikanas
Its:	President

HP HAMLET, LLC, a
Delaware limited liability company

By:	/s/ Kent Eikanas
Name:	Kent Eikanas
Its:	President

HP CARTERET, LLC, a
Delaware limited liability company

By:	/s/ Kent Eikanas
Name:	Kent Eikanas
Its:	President

HP WINSTON-SALEM, LLC, a
Delaware limited liability company

By:	/s/ Kent Eikanas
Name:	Kent Eikanas
Its:	President

“BUYER”:

AGEMARK ACQUISITION LLC, a
North Carolina limited liability company

By:	/s/ Charles E. Trefzger, Jr
Charles E. Trefzger, Jr., Manager